UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust
(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Name and address of agent for service)

Copies to:
Tanya L. Goins
Thompson Hine LLP
1919 M Street, NW, Suite 700
Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust May 31, 2015

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager’s Commentary	4

Performance Illustration	6
Graphical Illustration	8

Schedules of Investments
Queens Road Value Fund	9
Queens Road Small Cap Value Fund	11

Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	23

Expense Illustration	24

Additional Information	25

Trustee Information	26

QUEENS ROAD FUNDS SHAREHOLDER LETTER May 31, 2015 (Unaudited)

How Strange Are These Times?

a.	Unprecedented

b.	Not unusual at all

c.	Somewhere in between

Is history repeating itself, is it just rhyming, or are things completely different? A little bit of each, we’d say.

Greece is Buried in Debt

Greece has dominated the headlines lately as it has recently defaulted on a loan payment and continued to negotiate with European Union authorities to maintain access to capital. A developed nation in default is alarming. To put this in historical perspective, Greece has been in default on its national debt more than 50% of the time since becoming a republic in the 1830s. So, perhaps it is more unusual for Greece not to be in default! But what is new, is the amount of outstanding debt, over $350 billion or 161% of its GDP. That is unprecedented.

The Government Is Picking Winners and Losers

Washington is currently embroiled in a battle over giving President Obama fast-track authority and allowing him to move forward with what many view as a protectionist trade deal, the Trans-Pacific Partnership (TPP). Somewhat more obscure, but also contentious, is the ongoing battle over continuing the Export-Import Bank (Ex-Im), the official export credit agency of the US charged with financing exports for US companies that provide US jobs. Supporting US jobs is a worthy cause, but did you know that 87% of the Ex-Im Bank loan guarantees go to three companies: Boeing, Caterpillar, and General Electric?

Critics of the TPP and the Ex-Im Bank decry these policies and programs as unfair, claiming that they allow the government to pick winners and losers, favoring some companies and industries over others. Most who do so lack an honest recollection of history. The second bill passed by the United States Congress, the Hamilton Act, was a protectionist trade bill benefiting some industries at the expense of others. Similarly, throughout the first half of the 19th century there were several so-called Tariff Acts that did just the same. During the debates surrounding these bills there was much moaning and gnashing of teeth over the serious injury these acts would do to our economy and American workers. It was so heated that these “bad” trade deals were part of the reason several states seriously considered secession in the early part of the 19th century—not southern states, but New England states, then the heart of US manufacturing. Our nation and economy not only survived those fights but endured and prospered. We’re confident we will continue to do so.

America’s Best Days Are Behind Us

Continuing with today’s history lesson...the constant worry that China will surpass the US as the world’s largest economy continues to keep many people up at night. We can look back at the 1980s and remember Japan’s inevitable rise to dethrone America’s global economic dominance, but more interestingly we can look back at the USSR in the 1950s and 1960s. In 1956 Khrushchev made his notorious “We will bury you!” speech extolling the predicted dominance of the Soviet command economy over the US market-based economy. A year later he released the now famous slogan, “Catchup and Overtake America”. Throughout the 1960s the Soviet economy appeared to be on a trajectory to do just that. Today the Chinese economy appears to be on a similar trajectory, but history shows us that world domination by other countries has appeared inevitable before, yet has never materialized.

Greece’s fiscal situation is a problem, and contagion of the Greece situation is a bigger problem. The US labor situation is a problem, with low wage growth and record numbers of working-age people not in the work force. China is a large, fast-growing economy with big aspirations and little love for the United States. But putting today’s problems in a historical context is helpful, even comforting. As we look at the various crises in the US, and around world, we realize that we’ve always faced unprecedented problems. Many times these problems were viewed as insurmountable just as they are today. In every instance, the US and the world have continued to advance. There is less disease, war and poverty than at any other time in the history of the world. People are freer, living longer and in greater comfort.

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2015 (Unaudited)

What Are We Going to Do About It?

Fortunately, our job isn’t to save the world. It’s to manage a portion of your or your clients’ wealth. While we follow the day to day global crises that dominate the news, we do so with a historical perspective. On a day-to-day basis we continue to focus on the individual companies in which we invest. We monitor them closely to make sure we are comfortable with their valuations, their capital budgeting decisions, and their ability to execute their strategies. As we have mentioned recently we are concerned with valuation levels but are comfortable that the companies we’re invested in are those with the greatest prospects for increasing shareholder value over time.

We appreciate your confidence in our philosophy and process, and your entrusting assets to our care. If you have any questions about our procedures or our portfolios please give us a call.

Sincerely,

Benton Bragg, CFA	Steven Scruggs, CFA
Chairman	President

QUEENS ROAD FUNDS MANAGER’S COMMENTARY May 31, 2015 (Unaudited)

For the fiscal year ending May 31, 2015 the Queens Road Value Fund returned 7.15% compared to an annual return of 8.84% for the S&P500 Citigroup Value Index.

Investments that Helped Performance

Anthem, formerly known has Wellpoint, (1.89% of the Fund) rose 54.9% during fiscal 2015. The second-largest healthcare benefits company in the US continued to benefit from growth in members spurred by the Affordable Care Act, also known as Obamacare. A major licensee of Blue Cross Blue Shield, Anthem now has over 38 million members nationwide and continues to focus on value-added contracts and managing the total cost of care for its members. Its strong competitive position and smart use of capital for acquisitions, dividends and stock buybacks give us confidence in the long-term prospects for Anthem.

Staples (1.08% of the Fund) rose 43.4% during the year after a precipitous decline the prior year. The expense reductions and downsizing of the last couple of years appear to be showing results. Although revenues declined again this year profitability improved as the company has closed almost 200 stores and reduced operating expenses more than $350 million since 2014. We expect the new cost structure and the company’s investments in technology at Staples.com and in the commercial division will continue to benefit Staples’ financial results.

Constellation Brands (3.09% of the Fund) continued its strong run, up 40.1% after rising 58% in fiscal 2014. The company experienced robust revenue growth on the strength of its Mexican beer brands, Modelo and Corona. We believe capital investments in breweries and effective distributor management position the company for continued success. During the year, management showed its confidence by initiating a dividend for the first time in the company’s history.

Investments that Hurt Performance

American Express (1.67% of the Fund) fell 12.9% during the year. The biggest news of the year for American Express was its decision to end its 16-year exclusivity relationship with Costco following Costco’s attempts to renegotiate the terms of their deal. Beginning next year, Costco will no longer accept American Express; previously it was the only card accepted there. While American Express received approximately 0.6% of each Costco card transaction, the new terms pay the new preferred credit card company, Citigroup Visa, virtually 0%. Although the company gave up about 8% of its annual card spending by leaving Costco, we think it was a prudent decision. This long-term view is one of the many things we like about American Express management and is one of the reasons the company consistently has below average credit costs and earns returns on equity greater than 20%.

Exxon Mobil (1.05% of the Fund) slipped 15.2% during the year. The world’s largest publicly-traded integrated oil company felt the results of the precipitous decline in crude oil prices. In spite of this headwind the company continued to expand its diverse asset base and expertise at realizing value throughout all aspects of the energy conversion cycle. Although there are concerns over oil’s global supply/demand balance, we’re confident in Exxon’s economies of scale, reach, and track record of disciplined and rational capital allocation.

GlaxoSmithKline (1.05% of the Fund) fell 17.7% on declining revenues primarily attributable to divestments and continued declines in Seretide/Advair sales due to its recent patent expiration. The company is continuing its corporate restructuring, attempting to leave the company less reliant on patents and with much lower operating costs. The company is doing this by focusing on its vaccines and consumer care divisions. However, the company’s pipeline of new drugs is relatively strong. We see progress in the transformation and enjoy the company’s 5%+ dividend.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) May 31, 2015 (Unaudited)

For the fiscal year ending May 31, 2015 the Queens Road Small Cap Value Fund returned 8.33% compared to an annual return of 5.10% for the Russell 2000 Value Index.

Investments that Helped Performance

Synaptics (4.02% of the Fund) rose 46.4% during the year. The company believes it is the leader in human interface technology for smartphones, tablets and touchscreen applications and has posted two consecutive calendar years of greater than 50% revenue growth. The company has recently increased its focus on fingerprint identification solutions and force touch, which is described as three-dimensional touch screens, and is gaining acceptance in the market. While the company has traditionally focused on high-end mobile devices, it is actively pursuing additional applications for its technology, notably in the automotive industry.

Scholastic (1.00% of the Fund) advanced 39.4%. During the year, the largest children’s book publisher sold its educational technology and services group for $575 million to Houghton Miffllin Harcourt. The divestiture of this group will allow the company to continue to focus on its traditional children and classroom publishing. In these areas sales of books and magazines at school clubs and fairs are seeing strong growth while its retail book sales growth remains sluggish. This company’s niche in the educational market and proven track record of successful licensing gives us confidence in the its future prospects.

Investments that Hurt Performance

Darling Ingredients (2.32% of the Fund) fell 21.5% in the face of declining grain, protein and fat prices. Darling produces a wide variety of goods including animal feed ingredients, gelatin, and renewable diesel fuel from waste products in the rendering, baking and food service industries. Lower prices and a higher dollar negatively impacted profitability for the year. More importantly we think management is struggling with several initiatives and is not making the progress we’d like to see, most notably in the Restaurant Services group. The company is also exposed to risks regarding biodiesel subsidies and requirements. We remain cautiously optimistic about this investment.

Vishay Intertechnology (2.49% of the Fund) slipped 12.7% during the year. The company is a global industry leader in electronic components including resistors, capacitors and MOSFETs. The company’s products are used in a wide variety of applications and it has customers in virtually every market sector. As at many companies, the stronger dollar had a negative impact on revenues for the year. In the face of this and an ongoing inventory correction in electronic components, average sales price for Vishay’s products has declined and profitability has been challenged. Gross margins were approximately 13%, but management is taking steps to raise this to 20%. We will be watching closely.

The Fund continues to be invested in a defensive position, holding 25% in cash equivalents. As we compute our estimates of intrinsic value for potential investments, we are having difficulty finding investments with expected returns large enough to compensate us for the amount of risk we would take investing in them.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION May 31, 2015 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Year Ended May 31, 2015

	Queens Road Value Fund	S&P 500/Citigroup Value Index
Six Month	0.84%	2.11%
1 Year	7.15%	8.84%
3 Year	16.69%	19.43%
5 Year	12.82%	15.11%
10 Year	6.35%	7.18%
Since Inception*	7.78%	7.63%

Gross Annual Operating Expense is 0.96% as disclosed in the most recent Prospectus effective October 1, 2014.

*

The Queens Road Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indices. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standards & Poors.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2005 to May 31, 2015. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of shares.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION (Continued) May 31, 2015 (Unaudited)

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Year Ended May 31, 2015

	Queens Road Small Cap Value Fund	Russell 2000 Value Index
Six Month	5.08%	3.38%
1 Year	8.33%	5.10%
3 Year	14.98%	17.27%
5 Year	10.44%	12.70%
10 Year	7.36%	7.32%
Since Inception*	10.12%	8.77%

Gross Annual Operating Expenses is 1.27% as disclosed in the most recent Prospectus effective October 1, 2014.

*

The Queens Road Small Cap Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2005 to May 31, 2015. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION May 31, 2015 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent as a percentage of the total investments.

Queens Road Value Fund

Queens Road Small Cap Value Fund

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2015

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 85.8%
	AEROSPACE/DEFENSE — 5.0%
8,000	General Dynamics Corp.	$1,121,280
6,600	United Technologies Corp.	773,322
		1,894,602
	APPAREL — 2.6%
14,000	VF Corp.	986,020

	BANKS — 4.4%
14,500	Bank of New York Mellon Corp.	628,720
9,000	JPMorgan Chase & Co.	592,020
6,000	State Street Corp.	467,580
		1,688,320
	BEVERAGES — 3.2%
10,000	Constellation Brands, Inc., Class A	1,178,900
2,880	Crimson Wine Group Ltd.*	26,813
		1,205,713
	BUILDING MATERIALS — 0.8%
6,380	Fortune Brands Home & Security, Inc.	292,587

	CHEMICALS — 2.5%
9,500	LyondellBasell Industries NV, Class A	960,450

	COMPUTERS — 2.9%
3,500	International Business Machines Corp.	593,775
15,000	NetApp, Inc.	501,000
		1,094,775
	COSMETICS/PERSONAL CARE — 1.8%
8,800	Procter & Gamble Co.	689,832

	DIVERSIFIED FINANCIAL SERVICES — 2.5%
8,000	American Express Co.	637,760
3,900	T. Rowe Price Group, Inc.	314,691
		952,451
	ELECTRIC — 5.7%
13,000	American Electric Power Co., Inc.	731,770
8,284	Duke Energy Corp.	627,347
13,000	Exelon Corp.	439,790
8,400	Southern Co.	366,996
		2,165,903
	ELECTRONICS — 1.6%
3,400	Allegion PLC	212,296
20,000	Corning, Inc.	418,400
		630,696
	FOOD — 3.5%
3,000	Kraft Foods Group, Inc.	253,350
9,000	Mondelez International, Inc., Class A	374,310
16,400	Unilever PLC ADR	724,060
		1,351,720
	HEALTHCARE-PRODUCTS — 1.2%
2,300	Danaher Corp.	$198,536
625	Halyard Health, Inc.*	25,888
3,022	Medtronic PLC	230,639
		455,063
	HEALTHCARE-SERVICES — 1.9%
4,300	Anthem, Inc.	721,755

	HOLDING COMPANIES-DIVERSIFIED — 1.9%
28,800	Leucadia National Corp.	709,344

	HOUSEHOLD PRODUCTS/WARES — 3.8%
8,400	Clorox Co.	904,344
5,000	Kimberly-Clark Corp.	544,300
		1,448,644
	INSURANCE — 1.7%
3	Berkshire Hathaway, Inc., Class A*	644,400

	INTERNET — 1.6%
24,000	Symantec Corp.	591,000
297	Yahoo!, Inc.*	12,752
		603,752
	MEDIA — 7.1%
5,490	CBS Corp., Class B	338,843
10,000	DIRECTV*	910,400
5,166	Time Warner, Inc.	436,423
645	Time, Inc.	14,519
30,500	Twenty-First Century Fox, Inc.	1,024,800
		2,724,985
	MISCELLANEOUS MANUFACTURING — 4.0%
5,100	3M Co.	811,308
10,200	Ingersoll-Rand PLC	701,556
		1,512,864
	OIL & GAS — 1.0%
4,700	Exxon Mobil Corp.	400,440

	PHARMACEUTICALS — 9.5%
5,000	Bristol-Myers Squibb Co.	323,000
9,000	GlaxoSmithKline PLC ADR	399,330
10,050	Johnson & Johnson	1,006,407
13,820	Merck & Co., Inc.	841,500
31,000	Pfizer, Inc.	1,077,250
		3,647,487
	RETAIL — 2.1%
4,225	McDonald's Corp.	405,304
25,000	Staples, Inc.	411,625
		816,929
	SEMICONDUCTORS — 1.4%
16,000	Intel Corp.	551,360

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2015

NUMBER OF SHARES		VALUE
	SOFTWARE — 4.3%
11,500	Microsoft Corp.	$538,890
25,000	Oracle Corp.	1,087,250
		1,626,140
	TELECOMMUNICATIONS — 7.8%
21,100	AT&T, Inc.	728,794
30,000	Cisco Systems, Inc.	879,300
120,000	Nokia OYJ ADR	874,800
10,000	Verizon Communications, Inc.	494,400
		2,977,294
	TOTAL COMMON STOCKS
	(Cost $18,982,541)	32,753,526

	EXCHANGE-TRADED FUNDS — 0.9%
	COMMODITY FUND — 0.9%
30,000	iShares Gold Trust*	345,300

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $295,770)	345,300

	SHORT-TERM INVESTMENTS — 15.7%
5,999,166	Invesco Short Term Investment Prime Portfolio, 0.07%**	5,999,166

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,999,166)	5,999,166

	TOTAL INVESTMENTS — 102.4%
	(Cost $25,277,477)	39,097,992

	Liabilities in Excess of Other Assets — (2.4)%	(912,892)

	TOTAL NET ASSETS —100.0%	$38,185,100

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at May 31, 2015.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2015

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 74.9%
	AEROSPACE/DEFENSE — 5.3%
17,315	Cubic Corp.	$827,657
75,953	Ducommun, Inc.*	1,768,945
20,700	Orbital ATK, Inc.	1,583,550
		4,180,152
	APPAREL — 1.2%
67,026	Delta Apparel, Inc.*	928,310

	BANKS — 2.2%
78,687	Hilltop Holdings, Inc.*	1,717,737

	CHEMICALS — 0.6%
31,321	American Vanguard Corp.	431,604

	COMPUTERS — 10.4%
30,420	Digimarc Corp.	939,674
29,000	DST Systems, Inc.	3,433,600
43,814	Radisys Corp.*	127,060
32,000	Synaptics, Inc.*	3,188,480
28,496	Unisys Corp.*	585,308
		8,274,122
	DISTRIBUTION/WHOLESALE — 2.0%
40,555	Essendant, Inc.	1,575,156

	ELECTRIC — 0.9%
18,525	MGE Energy, Inc.	717,473

	ELECTRONICS — 5.5%
11,635	Park Electrochemical Corp.	249,920
17,640	Tech Data Corp.*	1,113,437
107,245	TTM Technologies, Inc.*	1,059,580
151,408	Vishay Intertechnology, Inc.	1,971,332
		4,394,269
	FOOD — 2.3%
116,900	Darling Ingredients, Inc.*	1,835,330

	GAS — 5.9%
57,040	New Jersey Resources Corp.	1,715,193
33,900	Piedmont Natural Gas Co., Inc.	1,264,131
22,444	South Jersey Industries, Inc.	592,297
30,000	UGI Corp.	1,122,000
		4,693,621
	HEALTHCARE-PRODUCTS — 5.1%
2,703	Atrion Corp.	1,013,301
45,000	STERIS Corp.	3,007,350
		4,020,651
	INSURANCE — 7.8%
15,456	Endurance Specialty Holdings Ltd.	$939,416
79,895	Horace Mann Educators Corp.	2,749,986
51,800	RLI Corp.	2,521,106
		6,210,508
	MACHINERY-CONSTRUCTION & MINING — 2.7%
42,626	Oshkosh Corp.	2,138,120

	MACHINERY-DIVERSIFIED — 4.1%
25,875	Graco, Inc.	1,878,266
41,852	Hurco Cos., Inc.	1,399,113
		3,277,379
	MEDIA — 2.2%
18,061	Meredith Corp.	953,621
17,780	Scholastic Corp.	790,321
		1,743,942
	MISCELLANEOUS MANUFACTURING — 0.5%
21,751	Fabrinet*	395,433

	PHARMACEUTICALS — 3.1%
51,080	Owens & Minor, Inc.	1,701,986
17,012	Prestige Brands Holdings, Inc.*	747,167
		2,449,153
	RETAIL — 4.7%
48,000	Cato Corp., Class A	1,789,920
41,400	Vista Outdoor, Inc.*	1,908,126
		3,698,046
	SOFTWARE — 2.3%
7,192	CSG Systems International, Inc.	224,318
19,222	SYNNEX Corp.	1,589,083
		1,813,401
	TELECOMMUNICATIONS — 2.7%
38,400	Plantronics, Inc.	2,118,528

	TEXTILES — 3.4%
23,864	UniFirst Corp.	2,727,894

	TOTAL COMMON STOCKS (Cost $31,539,378)	59,340,829

	MUTUAL FUNDS — 0.9%
56,846	Central Fund of Canada Ltd., Class A**	682,720

	TOTAL MUTUAL FUNDS (Cost $811,601)	682,720

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2015

NUMBER OF SHARES		VALUE
	SHORT-TERM INVESTMENTS — 25.2%
20,011,860	Invesco Short Term Investment Prime Portfolio, 0.07%***	$20,011,860

	TOTAL SHORT-TERM INVESTMENTS (Cost $20,011,860)	20,011,860

	TOTAL INVESTMENTS — 101.0% (Cost $52,362,839)	80,035,409

	Liabilities in Excess of Other Assets — (1.0)%	(769,026)

	TOTAL NET ASSETS —100.0%	$79,266,383

*	Non-income Producing.

**	Passive foreign investment company.

***	Variable rate security; the coupon rate shown represents the yield at May 31, 2015.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of May 31, 2015

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $25,277,477, $52,362,839)	$39,097,992	$80,035,409
Receivables:
Shareholder Subscriptions	—	865
Dividends and Interest	81,583	41,338
Total Assets	39,179,575	80,077,612

Liabilities:
Payables:
Investment Securities Purchased	963,585	727,778
Accrued Advisory Fees (Note 3)	30,890	83,451
Total Liabilities	994,475	811,229

Net Assets	$38,185,100	$79,266,383

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$23,911,878	$51,333,170
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	194,662	(137,694)
Accumulated Undistributed Net Realized Gain on Investments	258,045	398,337
Net Unrealized Appreciation on Investments	13,820,515	27,672,570
Net Assets	$38,185,100	$79,266,383

Shares of Beneficial Interest Issued and Outstanding	1,899,801	3,232,281
Net Asset Value, Offering and Redemption Price Per Share	$20.10	$24.52

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the year ended May 31, 2015

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $12,756, $142)	$779,283	$947,619
Interest	4,375	14,685
Total investment income	783,658	962,304

Expenses:
Advisory Fees (Note 3)	356,510	943,457
Total Expenses	356,510	943,457
Net Investment Income	427,148	18,847

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	503,116	1,329,045
Net Change in Unrealized Appreciation on Investments	1,683,331	4,804,996
Net Realized and Unrealized Gain on Investments	2,186,447	6,134,041

Net Increase in Net Assets from Operations	$2,613,595	$6,152,888

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the year ended May 31, 2015	For the year ended May 31, 2014	For the year ended May 31, 2015	For the year ended May 31, 2014
Increase in Net Assets from:
Operations:
Net Investment Income	$427,148	$385,772	$18,847	$6,226
Net Realized Gain on Investments	503,116	2,801,469	1,329,045	3,492,472
Net Change in Unrealized Appreciation on Investments	1,683,331	1,948,650	4,804,996	6,270,087
Net Increase in Net Assets from Operations	2,613,595	5,135,891	6,152,888	9,768,785

Distributions to Shareholders From:
Net Investment Income	(410,251)	(348,702)	—	—
Net Realized Gains	(1,341,837)	—	(2,079,604)	(2,343,495)
Net Change in Net Assets from Distributions	(1,752,088)	(348,702)	(2,079,604)	(2,343,495)

Capital Transactions:
Proceeds from Sale of Shares	3,311,395	2,711,690	11,601,034	13,319,832
Net Asset Value of Shares Issued on Reinvestment of Dividends	956,713	203,177	1,467,200	1,707,798
Cost of Shares Redeemed	(3,878,038)	(4,477,371)	(12,087,527)	(27,661,424)
Net Increase (Decrease) in Net Assets from Capital Transactions	390,070	(1,562,504)	980,707	(12,633,794)

Total Increase (Decrease) in Net Assets	1,251,577	3,224,685	5,053,991	(5,208,504)

Net Assets:
Beginning of Year	36,933,523	33,708,838	74,212,392	79,420,896
End of Year	$38,185,100	$36,933,523	$79,266,383	$74,212,392

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$194,662	$178,684	$(137,694)	$(181,735)

Capital Share Transactions:
Shares Sold	166,037	147,988	486,257	583,054
Shares Issued on Reinvestment of Dividends	47,764	10,676	62,196	73,202
Shares Redeemed	(193,785)	(244,419)	(505,794)	(1,277,039)
Net Increase/(Decrease) in Shares	20,016	(85,755)	42,659	(620,783)

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011

Net Asset Value, Beginning of Year	$19.65	$17.15	$13.58	$14.20	$12.05

Income from Investment Operations:
Net Investment Income*	0.23	0.20	0.20	0.20	0.16
Net Realized and Unrealized Gain (Loss) on Investments	1.17	2.49	3.59	(0.66)	2.11
Total from Investment Operations	1.40	2.69	3.79	(0.46)	2.27

Less Distributions:
Net Investment Income	(0.22)	(0.19)	(0.22)	(0.16)	(0.12)
Net Realized Gains	(0.73)	—	—	—	—
Total Distributions	(0.95)	(0.19)	(0.22)	(0.16)	(0.12)

Net Asset Value, End of Year	$20.10	$19.65	$17.15	$13.58	$14.20

Total Return	7.15%	15.69%	28.19%	(3.28)%	18.92%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$38,185	$36,934	$33,709	$27,003	$25,831
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.10%	1.29%	1.44%	1.20%
Portfolio Turnover Rate	4%	—%	4%	5%	15%

*	Computed using average shares method.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2015	Year Ended May 31, 2014		Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011

Net Asset Value, Beginning of Year	$23.27	$20.84		$17.40	$20.67	$17.77

Income from Investment Operations:
Net Investment Income (Loss)*	0.01	0.00	**	0.05	0.00 **	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.90	3.18		3.69	(1.96)	3.57
Total from Investment Operations	1.91	3.18		3.74	(1.96)	3.49

Less Distributions:
Net Investment Income	—	—		(0.05)	(0.08)	—
Net Realized Gains	(0.66)	(0.75)		(0.25)	(1.23)	(0.59)
Return of Capital	—	—		(0.00)**	—	—
Total Distributions	(0.66)	(0.75)		(0.30)	(1.31)	(0.59)

Net Asset Value, End of Year	$24.52	$23.27		$20.84	$17.40	$20.67

Total Return	8.33%	15.26%		21.75%	(9.71)%	19.78%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$79,266	$74,212		$79,421	$65,219	$56,762
Ratio of Expenses to Average Net Assets	1.24%	1.24%		1.24%	1.24%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.01%		0.27%	0.01%	(0.42)%
Portfolio Turnover Rate	2%	0	%***	10%	14%	38%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Amount is less than 0.5%.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS May 31, 2015

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are managed portfolios of the Bragg Capital Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management companies. The Funds’ investment objective is to seek growth of capital. The Funds invest primarily in common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is generally less than that of a company with the largest capitalization included in the Russell 2000 Value Index, which as of May 31, 2015, was $4.2 billion. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies, as such, these financial statements have applied the guidance set forth in the Accounting Standards Codification (ASC) 946, Financial Services-Investment Companies.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2011 – 2014, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Security Valuation: Securities, including common stocks and exchange traded funds, which are traded on a national securities exchange are valued at the last quoted sales price, and generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. If there are no sales

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2015

reported, the Funds’ portfolio securities will be valued using the last reported bid price. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, and generally classified as a Level 2 investment. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

●

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common Stocks, Exchange-Traded Funds, and Mutual Funds are generally categorized as Level 1.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 2 or Level 3 securities during the year ended May 31, 2015. There were no transfers into and out of any level during the current year. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$32,753,526	$—	$—	$32,753,526
Exchange-Traded Funds	345,300	—	—	345,300
Short-Term Investments	5,999,166	—	—	5,999,166
Total	$39,097,992	$—	$—	$39,097,992

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$59,340,829	$—	$—	$59,340,829
Mutual Funds	682,720	—	—	682,720
Short-Term Investments	20,011,860	—	—	20,011,860
Total	$80,035,409	$—	$—	$80,035,409

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2015

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. (the “Advisor”) as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.24% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.24% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. For the year ended May 31, 2015, the Advisor earned $356,510 and $943,457 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources the Advisor agreed to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amounts due to the Advisor at May 31, 2015, from the Value Fund and Small Cap Value Fund were $30,890 and $83,451, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non- interested” Trustee is entitled to receive an annual fee of $7,500 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the year ended May 31, 2015.

Note 4. Investment Transactions

For the year ended May 31, 2015, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,190,648 and $1,967,267, respectively, for the Value Fund, and $1,177,206 and $5,452,176, respectively, for the Small Cap Value Fund.

Note 5. Federal Income Taxes

At May 31, 2015, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$25,270,990	$52,266,903
Gross unrealized appreciation	$13,955,811	$28,147,772
Gross unrealized depreciation	(128,809)	(379,266)
Net unrealized appreciation on investments	$13,827,002	$27,768,506

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and timing differences in recognizing certain gains and losses in security transactions.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2015

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Queens Road Value Fund	$—	$(919)	$919
Queens Road Small Cap Value Fund	(80,184)	25,194	54,990

As of May 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$195,766	$—
Undistributed long-term capital gains	250,454	302,401
Tax accumulated earnings	446,220	302,401
Accumulated capital and other losses	—	(137,694)
Net unrealized appreciation	13,827,002	27,768,506
Total accumulated earnings	$14,273,222	$27,933,213

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2015, the following Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$—	$—
Late-year ordinary losses	—	137,694

The tax character of distributions paid during the fiscal years ended, May 31, 2015 and May 31, 2014 were as follows:

	Value Fund		Small Cap Value Fund
Distributions paid from:	2015	2014	2015	2014
Ordinary Income	$410,251	$348,702	$—	$—
Net Long Term Capital Gains	1,341,837	—	2,079,604	2,343,495
Total Taxable Distributions Paid	$1,752,088	$348,702	$2,079,604	$2,343,495

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2015

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of May 31, 2015, Pershing, LLC., for the benefit of its customers, owned 97.39% and 62.55% of the Value Fund and Small Cap Value Fund, respectively.

QUEENS ROAD FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Bragg Capital Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bragg Capital Trust comprising Queens Road Value Fund and Queens Road Small Cap Value Fund (the “Funds”) as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Bragg Capital Trust as of May 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2015

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION May 31, 2015 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2014 through May 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period* December 1, 2014 to May 31, 2015
Value Fund
Actual	$1,000.00	$1,008.40	$4.76
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.26	$4.79
Small Cap Fund
Actual	$1,000.00	$1,050.80	$6.34
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.82	$6.24

*

Expenses are equal to the Funds’ annualized expense ratio of 0.95% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

QUEENS ROAD FUNDS ADDITIONAL INFORMATION May 31, 2015 (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings - The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-595-3088.

Qualified Dividend Income and Dividend Received Deduction Designations - Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Queens Road Value and Queens Road Small Cap Value Fund hereby designates $1,341,837 and $2,079,604, respectively, as long-term capital gains distributed during the year ended, May 31, 2015.

For the year ended May 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), is designated as qualified dividend income for the Queens Road Value Fund.

For the year ended May 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders for the Queens Road Value Fund.

QUEENS ROAD FUNDS TRUSTEE INFORMATION May 31, 2015 (Unaudited)

Information about Trustees who are “interested persons” of the Trust as defined under the 1940 Act, and each Trustee of the Trust, including their principal occupations during the past five years, is as follows:

Interested Trustees
Name, Adress, and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Steven H. Scruggs 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 46	Trustee, President Secretary	Unlimited; 12 years	Bragg Financial Advisors, Portfolio Manager/CCO (2000-present)	Two	None
Benton S. Bragg 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 47	Trustee, Chairman Treasurer	Unlimited; 12 years	Bragg Financial Advisors, President, CEO (1996-present)	Two	None

Steve Scruggs and Benton Bragg are Interested Trustees of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) by reason of their affiliation with the Funds’ Advisor, Bragg Financial Advisors, Inc. and their affiliation as registered principals with the Funds’ underwriter, Queens Road Securities, LLC. Benton S. Bragg and Steven H. Scruggs are brothers-in-law.

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

QUEENS ROAD FUNDS TRUSTEE INFORMATION (Continued) May 31, 2015 (Unaudited)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees
Name, Address, and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Philip C. Blount III 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 61 [1,2]	Trustee	Unlimited; 12 years	Icons, Inc., President (2001-present) Marketing Merchandise	Two	None
Christopher B. Brady 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 45 [1,2]	Trustee	Unlimited; 12 years	Brady Distributing, Vice President (1995-2009, 2012-present) Machinery Distribution; Resort Capital Partners, Vice President (2009-2012) Hospitality Financial Advisory	Two	None
Harold J. Smith 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 50 [1,2]	Trustee	Unlimited; 12 years	Raftelis Financial, Vice President (1996-present) Public Finance Consulting	Two	None
Timothy J. Ignasher 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 54 [1,2]	Trustee	Unlimited; 12 years	Citizens South Bank, Exec Vice President (2008-present)	Two	None

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

(1)

Member of the Audit Committee of the Board of Trustees, which makes recommendations regarding the selection of the Funds’ independent public accountant and meets with representatives of the accountants to determine the scope of and review the results of each audit.

(2)	Member of the Nominating Committee of the Board of Trustees, which identifies qualified candidates and recommends nominees for the election as Trustees.

QUEENS ROAD FUNDS

Notes

THIS PAGE INTENTIONALLY LEFT BLANK

QUEENS ROAD FUNDS

Board of Trustees

Benton S. Bragg

Steven H. Scruggs

Philip C. Blount, III

Timothy J. Ignasher

Christopher B. Brady

Harold J. Smith

Investment Adviser

Bragg Financial Advisors, Inc.

1031 Caldwell Street, Suite 200

Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, L.L.C, an affiliate of the Investment Adviser. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Code of Ethics for the Principal Executive and Principal Financial officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2012. (SEC Accession No. 0001398344-12-002461)

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	The board did not identify a member of the audit committee that had all of the required technical attributes to qualify as an “audit committee financial expert.” At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2014	$21,500
FY 2015	$21,500

(b) Audit-Related Fees
Registrant
FY 2014	$0
FY 2015	$0
Nature of the fees:	Not applicable.

(c) Tax Fees
Registrant
FY 2014	$5,000
FY 2015	$5,000
Nature of the fees:	1120-RIC & Excise Tax Return

(d) All Other Fees
Registrant
FY 2014	$1,000
FY 2015	$1,100
Nature of the fees:	Out of pocket expenses and consents

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2014	$0
FY 2015	$0

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics for the Principal Executive and Principal Financial officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2012. (SEC Accession No. 0001398344-12-002461)

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
July 29, 2015

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
July 29, 2015